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                          STANDARD FORM OF STORE LEASE         5/5/80 B

                     The Real Estate Board of New York, Inc.
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AGREEMENT OF LEASE, made as of this 10th day of JUNE 1992, between BILL K.
KNRTSONIS party of the first part, hereinafter referred to as OWNER, and MAJOR AUTOMOTIVE GROUP party of the second part, hereinafter referred to as TENANT.

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner

BLOCK 706 LOTS 36 and 38 in the LOT known as 46-23 NORTHERN BOULEVARD, ASTORIA, N.Y. 11103 in the Borough of QUEENS, City of New York, for the term of (5) FIVE YEARS (or until such term shall sooner cease and expire as hereinafter provided) to commence on the FIRST day of JULY nineteen hundred and NINETY TWO, and to end on the THIRTIETH day of JUNE nineteen hundred and NINETY SEVEN both dates inclusive, at an annual rental rate of

SEE ATTACHED RIDER

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent         1. Tenant shall pay the rent as above and as hereinafter provided.
Occupancy.   2. Tenant shall use and occupy demised premises for

NEW AND USED CAR SALES; RETAIL AND WHOLESALE

and for no other purpose. Tenant shall at all times conduct its business in a high grade and reputable manner, shall not violate Article 37 hereof, and shall keep show windows and signs in a neat and clean condition.

Alterations:

3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within ten days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's rights thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner at Tenant's expense.

Tenant's Liability Insurance Property Loss, Damage, Indemnity:

8. Owner or its agent shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damange caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. Tenant agrees, at Tenant's sole cost and expense, to maintain general public liability insurance in standard form in favor of Owner and Tenant against claims for bodily injury or death or property damage occurring in or upon the demised premises, effective from the date Tenant eiiters into possession and during the term of this lease. Such insurance shall be in an amount and with carriers acceptable to the Owner. Such policy or policies shall be delivered to the Owner. On Tenant's default in obtaining or delivering any such policy or policies or failure to pay the charges therefor. Owner may secure or pay the charges for any such policy or policies and charge the Tenant as additional rent therefor. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agent, contractors, employees, invitees, or licensees, of any covenant on condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by Counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damanged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that owner shall decide to demolish it or to rebuild it, then, in any xxxxxx Tenant gives, within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy, (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same, (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Repairs:

4. owner shall maintain and report the public portions of the building, both exterior and interior, except that if Owner allows Tenant to erect on the outside of the building a sign or signs, or a hoist, lift or sidewalk elevator for the exclusive use of Tenant. Tenant shall maintain such exterior installations in good appearance and shall cause the same to be operated in a good and workmanlike manner and shall make all repairs thereto necessary to keep same in good order and condition, at Tenant's own cost and expense, and shall cause the same to be covered by the insurance provided for hereafter in Article 8. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein, and the sidewalks adjacent thereto, and at its sole cost and expense, make all non-strutural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Owner. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminuation of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building including the erection or operation of any crane, derrick or sidewalk shed, or in or to the demised premises or the fixtures, appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in article 9 hereof.

Window Cleaning:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, and with respect to the portion of the sidewalk adjacent to the premises. If the premises are on the street level, whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Except as provided in Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article. If the fire insurance rate shall, at the beginning of the lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant, to comply with the terms of this article. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises.

Subordination:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be selfoperative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.


Eminent Domain:

            10. if the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said leave. Assignment, Mortgage, Etc.:

            11. Tenant, for itself, its heirs, distributees, executors, adminstrators, legal representatives, successors and assigns expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. If thise lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of owner to any further assignment or underletting. Electric Current:
(Graphic of Pointing Finger) Rider to be added if necessary

            12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant convenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

            13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building of which owner may elect to perform. In the premises, following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of government authorities. Tenant shall permit owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, provided they are within the walls. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgages of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notice "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area:

            14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee, or charge of municipal authorities for such vault or area shall be paid by Tenant. Occupancy:

            15. Tenant will not at any time use or occupy the demised premises in violation of Articles 2 or 37 hereof, or of, the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record. Bankruptcy:

            16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

            (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof. Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demise premises for the same period. In the computation of such damages the difference between any installments of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installments was payable shall be discounted to the date of termination at the rate of four per cent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidiated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises to re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above. Default:

            17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant, or, if this lease be rejected under Section 365 of Title II of the U.S. Code (Bankruptcy

Code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to

            (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. Remedies of Owner and Waiver of Redemption:

            18. In case of any such default, re-en~try, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such reentry, dispossess and/or expiration. (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages or the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises (or each month of the period which would otherwise have constituted the balance of the term of this lease. The falure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant,s liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease. owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant or any of the covenants or provisions hereof, owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waivers any and all rights of redemption granted by or under any present or future laws. Fees and Expenses:

            19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms of provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder, and if Owner, in connection therewith or in connection with any default by Tenant in the covenant-to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any actions or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to owner within five
(5) days of rendition of any bill or statement to Tenant therefor, and if Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

            20. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation, or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same forms a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought. End of Term:

            21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day. Quiet Enjoyment:

            22. owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned. Failure to Give Possession:

            23. If Owner is unable to give possession of the demised premises on the date of the commencement of the terms hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason. Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the-New York Real Property Law.

No Waiver:

24. The failure of owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any_endorsement of any check or any letter accompanying any check or payment as rent be deemed an accord,and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed in acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of the keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

25. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim, brought by either of the parties hereto against the other (except for personal injury or property damage) or any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings.

Inability to Perform:

26. This lease and the obligations of Tenant to pay rent hereunder and perform all of the other covenants and agreement hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if owner is prevented or delayed from so doing by reason of strike or labor troubles, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any goverment agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, or when, in the judgement of owner, temporary interruption of such services is necessary by reason of accident, mechanical breakdown, or to make repairs, alterations or improvements.

Bills and Notices:

27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water Charges:

28. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measures Tenant's water comsumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered.

Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the reality of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Owner shall be payabe by Tenant as additional rent. If the building or the demised premises or any part thereof be supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to owner as additional rent, on the first day of the month, ($ ) of the total meter charges, as Tenant's portion. Independently of and in addition to any of remedies reserved to owner hereinabove or elsewhere in this lease. Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth. Sprinklers:

     29. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the Insurance Services Office or any bureau, department or official of the federal, state or city government require or recommend the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company. Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to owner as additional rent the sum of $ .00 on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service. Heat,
Cleaning:

     30. As long as Tenant is not in default under any of the covenants of this lease owner shall, if and insofar as existing facilities permit furnish heat to the demised premises, when and as required by law, on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall at Tenant's expense, keep demised premises clean and in order, to the satisfaction to Owner, and if demised premises are situated on the street floor, Tenant shall, at Tenant's own expense, make all repairs and replacement to the sidewalks and curbs adjacent thereto, and keep said sidewalks and curbs free from snow, ice, dirt and rubbish. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such times as Owner may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the present operation of the building. Security:

     31. Tenant has deposited with Owner the sum of $5,050.00 security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:

     32. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease or the intent of any provision thereof.

Definitions:

     33. The terms "Owner" as used in this ~ease means only the owner of the mortgagee in possession, for the time being of the land and buildings of the Owner of a lease of the building or of the land and building of which the demised premises form a part, so that in the event of any future sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said owner shall be and hereby is entirely freed and relieved of all convenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties of their sucessors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser of the lease of the building has assumed and agreed to carry out any and all covenants and obligatons of owner hereunder. The words 'Ire-enter" and "re-entry" as used in this lease are not restricted in their technical legislating. The term, "business days" as used in this lease shall exclude

Saturdays (except such portion thereof as is covered by specific hours in Article 30 hereof; Sundays and all days designatged as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to H V A C service.

Adjacent Excavation--Shoring:

     34. If an excavation shall be made upon land adjacent to the demised premises, it shall be authorized to be made. Tenant shall afford to the person causing or authorized to cause such excavation license to enter upon the demised premises for the purpose of xxxxxx such work as said person shall deem necessary to preserve the wall of the building of which demised premises from a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity againstg Owner, or diminution of abatement of rent.

Rules and Regulations:

     35. Tenant and Tenant's servants, employees, agents, visitors, and licensors shall observe faithfully, and comply strictly with the Rules and Regulations and such other and further reasonable Rules and Regulations as owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonbleness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the resonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass:

     36. owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered. and the amount thereof shall be deemed to be, and be paid as, additional rent.

     37. Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so-called rubber goods shops, or as a sex club or any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any subleasee or assignee of the premises. This Article shall directly bind any successions in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial matter with prutient appeal or any objects of instrument that are primarily concerned with lewed or prutient sexual activity. obscene material is defined here as it is in Penal law Section 235.00. Estoppel Certificate:

     38. Tenant, at any time, and from time to time, upon at least 10 days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates which the rent and additional rent have been paid, and stating whether or not there exists any defaults by Owner under this leease, and, if so, specifying each such default.
Successors and Assigns:

     39. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

---------------------

      Space to be filled in or deleted

            In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written. CORP.

      Witness for Owner:                   .................................SEAL

 ......................................................................(L.S.)

                                      ..............................CORP.
      Witness for Tenant:                  .................................SEAL

 ...................................................................... (L.   S.)

PLEASE MAIL PAYMENTS           BILL FOR REAL ESTATE TAXES
  TO THIS ADDRESS                   BOROUGH OF QUEENS

DEPARTMENT OF FINANCE       TAX YEAR JULY 1, 1991 to JUNE 30, 1992
P.O. BOX 3183
NEW YORK, NY 10009

   4/ 706/ 36                RETAIN THIS PORTION FOR YOUR RECORDS   919

NOTIFY THE BOROUGH OFFICE OF THE REAL PROPERTY ASSESSMENT BUREAU IF THE

DESCRIPTION OF PROPERTY IS INCORRECT OR MISSING. SEE REVERSE FOR ADDRESSES.

-------------------------------------------------------------------------------

    OWNER OF RECORD            ADDRESS OF PROPERTY             PARCEL SIZE

----------------------------------------- 7 ------------------------------------

BILL KARTSONIS             4610 47 STREET                       30 X 74
-------------------------------------------------------------------------------

CHECK BLOCK AND LOT NUMBER

---------------------------   ------------------

 BLOCK   LOT   C  SIZE       ASSESSED VALUATON
  706    36    6   G9             22,080
--------------------------- ------------------- KARTSONIS REALTY

                                                BILL KARTSONIS
                                                42-21 BROADWAY
TAXABLE VALUATION        22,080                 ASTORIA, NY 11103

-------------------------------------------------

SCHOOL RATE PER $100     SCHOOL
            NOT APPLICABLE

ASSESSED VALUATION       TAX
-------------------------------------------------------------------------------

REAL ESTATE RATE PER $100 REAL ESTATE TOTAL TAX 1991-92 QUARTERLY INSTALLMENT

         *-10,631          2,347.32       2,347.32             586
ASSESSED VALUATION       TAX

-------------------------------------------------------------------------------

THE PERIOD FOR PROTESTING ASSESSED VALUATION FOR 1992-93 ON ONE, TWO AND THREE FAMILY DWELLINGS IS JANUARY 15, 1992 - MARCH 15, 1992. ON ALL OTHER PROPERTIES

FROM JANUARY 15, 1992 - MARCH 1, 1992.
                                                                   19,71

YOUR TAX IS DUE IN FOUR INSTALLMENTS. ON
JULY 1, 1991, OCTOBER 1, 1991, JANUARY 1,
1992 AND APRIL 1, 1992. THE APPROPRIATE BILL
MUST BE DETACHED AND FORWARDED WHEN PAYMENT

IS MADE. IF PAYMENT OF THE INSTALLMENT IS NOT
MADE BY THE DUE DATE OR THE END OF THE GRACE
PERIOD (IF ANY), INTEREST WILL BE CHARGED             MAIL PAYMENTS TO:

FROM THE ORIGINAL DUE DATE OF THE INSTALLMENT       NYCDEPT. OF FINANCE
TO THE DATE OF PAYMENT. PLEASE MAKE CHECK OR               BOX 32
MONEY ORDER PAYABLE TO: NYC DEPT. OF FINANCE.       NEW YORK, N.Y. 10008-003

** 177 OF WHICH PUTS MORE POLICE ON OUR STREETS

YOUR CANCELLED CHECK IS YOUR RECEIPT. PLEASE DO NOT MAIL CASH. RECEIPTS WILL NOT BE PROVIDED UNLESS YOU HAVE CHECKED OFF THE APPROPRIATE BOX ON EACH BILL. A $15.00 SERVICE CHARGE WILL BE ASSESSED FOR EACH DISHONORED CHECK.

---------------------------------------------------------CASH PAYMENTS MAY BE
ESTIMATED LOCAL ASSISTANCE SEE REVERSE IF THE WORD   MADE TO ANY BOROUGH
FROM NEW YORK STATE DURING "ARREARS" APPEARS BELOW   OFFICE OF CITY

1991/92                                              CONTROLLER
       $6,110,871,881      ARREARS AS OF JUNE 7, 1991Mon.-Fri. 9 AM to 3 PM

--------------------------------------------------------

                                                         4/ 706/ 36
--------------------------------------------------------

 2.00% PER ANNUM        18.99           2,328.33     INTEREST PAID AT THE

ALLOWABLE DISCOUNT, TOTAL DISCOUNT IF TOTAL TAX DUE  RATE OF PER ANNUM
SEE REVERSE'SIDE    PAID ON OR BEFORE 1991-1992 IF   COMPOUNDED DAILY XXX

                   JULY 1, 1991       PAID ON OR     CHARGED IF THE TAX IS
                                      BEFORE JULY 1, NOT PAID ON
                                      1991
---------------------------------------------------------

                   FOR YOUR RECORDS

lst QUARTER PAID        - 3rd QUARTER PAID
2nd QUARTER PAID        - 4th QUARTER PAID
-------------- -------------------------------------------

SEE REVERSE SIDE FOR DISCOUNT BENEFITS AND INFORMATION ON ARREARS

                                                                   1991-92
THE CITY OF NEW YORK    BILL FOR REAL ESTATE TAXES           TAX YEAR
DEPARTMENT OF FINANCE                                        July 1,1991 to
P.O. BOX 3163        DO NOT MAIL PAYMENT TO THIS ADDRESS     June 30,1992
NEW YORK, NY 10008

                                               BOROUGH OF: QUEENS

-----------------------------------------------------------------

410007060036600000000101920000000000000000586834000000000000000000
-----------------------------------------------------------------

-------------------------------------------Make check or money order payable
        INTEREST CHARGED AFTER 04/15/92    to the order of: NYC DEPT. OF

4Q                                         FINANCE. A $15.00 service charge
                                           will be assessed for each
-------------------------------------------  dishonored check.
                                           MAIL PAYMENT TO:
                                             NYC DEPT. OF FINANCE
                                             P.O. BOX 32

                               RIDER TO LEASE
                               -------------

 PREMISES: 46-23 NORTHERN BOULEVARD, ASTORIA, N.Y. 11103

LANDLORD: BILL K. KARTSONIS

TENANT:   MAJOR AUTOMOTIVE GROUP

40. Tenant agrees to pay the following ann4al rents for the terms indicated hereunder:

From July, 1, 1992 to June 30, 1993 the sum of $24,000.00 per annum, payable $2,000.00 per month.

From July 1, 1993 to June 30, 1994 the sum of $25,440.00 per annum, payable $2,120.00 per month.

From July 1, 1994 to June 30, 1995 the sum of $26,964.00 per annum, payable $2,247.00 per month.

From July 1, 1995 to June 30, 1996 the sum of $28,584.00 per annum, payable $2,382.00 per month.

From July 1, 1996 to June 30, 1997 the sum of $30,300.00 per annum, payable $2,525.00 per month.

41. In the event tenant herein fails to make any of the installments of rent or additional rents as herein stated, and landlord is required to employ counsel for the collection thereof, then tanant shall be liable for reasonable attorney's fee.

42. It is agreed by the parties hereto that in the event tenant fails to make payment of rent on or before the 15th day of each month, then, it is agreed that irrespective of any and all of the remedies reserved by landlord, and without acting as a waiver thereof, tenant agrees to pay an additional sum of 10% to compensate landlord for his additional administrative fees.

43. Tenant expressly agrees that he will hold harmless and indemnify the landlord for and against any and all liability damage, suit, and judgements arising from any injury or damage during said term to person or property of any nature occassioned wholly or in part by act or commission of the tenant or of the employees, customers, patrons, servants, agents or visitors of the tenant, but only to the extent occassioned by tenant or its employees, customers, patrons, servants, agents or visitor if not wholly occassioned by them. 44. The tenant shall not, without landlord's prior written consent, place or install any sign on the exterior of the demised premises or the building of which it is a part, or on the inner or outer faces of the windows or doors of the demised premises, which consent shall not be unreasonably withheld or delayed.

    a. Tenant agrees, at tenant's sole cost and expense, to obtain all necessary approvals and permits, and to continue to keep same in effect during the term of this lease, prior to the installation of said sign.

45. That tenant, at tenant's own cost and expense, shall remove all snow and ice from adjacent sidewalks, as required by law.

46. Tenant shall be responsible to maintain the demised premises and adjacent sidewalks in a clean condition. Tenant shall, at its own cost and expense, keep the demised premises free from any vermin, rodents, bugs, insects, or anything of like objectionable character. In line with the foregoing, the tenant agrees, at its own cost and expenses, to employ an exterminator, if the need for one should ever arise.

47. Landlord shall not be required to furnish to the tenant any service or facility of any kind, nature or description, including but not limited to heat, hot water, painting or decoration, and any and all services or facilities, including gas, electric, heat and water, required by tenant or required to be furnished by law, shall be furnished and supplied to tenant at its own cost and expense.

48. Tenant will make appropriate and necessary arrangements to install and maintain all necessary facilities at tenant's sole cost and expense to heat the premises, sufficient for its purposes.

49. Tenant will do all necessary acts, so as to supply sufficient heat to prevent waste and/or damages to the plumbing or other facilities located in or passed through the premises, or in that part of the building in which the demised premises are located.

54. It is tenant's responsibility to provide the landlord with a plate glass insurance policy. It shall at all times be the responsibility of the tenant to replace any broken or cracked plate glass in the demised premises, at tenant's sole cost and expense. If tenant fails to replace any broken or cracked plate glass within two days after notification by landlord, landlord may replace the same at tenant's expense and the bill for cost of same shall be due and payable by tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

55. If the landlord, or any successor in interest, shall be an individual, joint venture, tenancy in common, firm or partnership, general or limited, it is specifically understood and agreed that there shall be no personal liability on each individual or the members of that firm, partnership or joint venture, in respect to any of the covenants or conditions of this lease. Tenant shall look for the satisfaction of its remedies solely to the equity of the landlord in the demised premises.

56. The tenant agrees to deposit with the landlord the total sum of $5,050.00 as security deposit. The tenant's security deposit will be returned to the tenant at the termination of this lease without interest.

57. Tenant shall, at its own cost and expense, upon the expiration or termination by landlord of this lease, remove his equipment, except those that have been installed by the landlord, are structural in nature, or by agreement, will become the property of the landlord and restore premises in as good condition as demised premises will be in after landlord delivers possession.

58. The tenant agrees that, anything to the contrary notwithstanding, the landlord's liability for its negligence or failure to perform its obligations hereunder shall be limited to its interest in the Land and Building. Tenant shall not seek to enforce any judgement or other remedy against any other asset of this landlord or any party who holds any interest in the landlord.

59. The tenant agrees to maintain, in full force and effect, during the total lease term hereof, i.e., five years, a policy of public liability insurance under which the landlord and the tenant are named as insureds and under which the insurer agrees to indemnify and hold tenant and landlord harmless from and against all costs, and/or liability arising out of or based upon any and all personal injuries sustained and accidents occuring in or about the demised premises. Said insurance policy shall be non-cancelable with respect to the landlord and the landlord's designee without first affording the landlord ten
(10) days written notice. A duplicate original or insurance certificate must be delivered to the landlord within (5) days of the commencement of the lease term hereof.

The minimum limits of liability of said insurance shall be ONE MILLION ($1,000,000.00) DOLLARS for injury to one person; ONE MILLION ($1,000,000.00) DOLLARS for any one accident; and FIVE HUN15RED THOUSAND ($500,000.00) DOLLARS for property damage.

60. Tenant has been advised that landlord is a licensed real estate broker.

61. Landlord waives the rent for the month of June 1992.

IN WITNESS WHEREOF, the parties below have read the preceding rider to the instant main lease and agree to its terms and directives thereof:

BILL K. KARTSONIS

                              ACKNOWLEDGMENTS

CORPORATE OWNER
STATE OF NEW YORK,   ss:
County of
     On this             day of                       19      before me
personally came

 to me known, who being by me duly sworn, did dispose and say that he resides in .
 that he is the                   of

the corporation described in and which executed the foregoing instrument, as
OWNER: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                   ............                                         I

INDIVIDUAL OWNER
STATE OF NEW YORK,   ss:
County of
     on this             day of                       19      before me
personally came

to me known and known to me to be the individual                described

in and who, as OWNER, executed the foregoing instrument and acknowledged to me

 that            ........be executed the same.
                 ........................................................

CORPORATE TENANT
STATE OF NEW YORK,   ss:
County of
     on this             day of                       19      before me
personally came

to me known, who being by me duly sworn, did dispose and say that he resides in
that he is the                    of

the corporation described in and which executed the foregoing instrument, as
TENANT: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                   ......................................................

INDIVIDUAL TENANT

STATE OF NEW YORK,   ss:
County of  1.
     On this             day of                       19      before me
personally came

to me known and to me to be the individual                      described

in and who, as TENANT, executed the foregoing instrument and acknowledged to me
that                       be executed the same.

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 35.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenants or used for any purposes other than for ingress to and egress from the demised premise and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner, There - not be used in any space, or in the public hall of the building. by jobbers, or others in the delivery or receipt of mechandise, any hand jacks excep~ those equipped with rubber tires and safeguards.

2. If the premises are situated on the ground floor of the building, Tenants thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, etc.

3. The water and wash closets and plumbing fixtures shall not be used for purposes other than those for which they were designed or constructed,

4. Tenantsshall not use, keep or permit to be used or keep any foul or substance in the demised premises, or permit or suffer the demised premises. occuppied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant or any part of the outside of the demised premises of the building or on the inside of the demised premises if visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to the Tenant or Tenants violating this rule. Signs on interior doors and be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be of builder's shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevator and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

8. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for.whom. any Tenant requests same in writing, each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such person.

9. Owner shall have the right to prohibit any advertising by any Tenant which, in Owner's opinion, tends to impair the reputation of Owner or its desirability as a building for stores or offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

10. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustable or explosive mixture, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emulate into the demise premises.

11. Tenant shall not place a load on any floor of the demised premises exceeding the floor load per square foot area which was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall beand maintained by Tenant at Tenant's expense in in Owner's judgement to absorb and prevent vibration, noise and annoyance.
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                                 GUARANTY

            The undersigned Guarantor guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the agreements to be performed and observed by Tenant in the attached Lease, including the "Rules and Regulations" as therin provided, without requiring any notice to of nonpayment or, nonperformance, or proof, or notice of demand, responsible under this guaranty, all of which the undersigned hereby expressly waives and expressly agrees that the legality of this agreements and of the Guarauter under this agreement shall not be ended, or changed by reasons of the claims to Owners against Tenants of any of the rights or remedies given to Owner as agreed in the attached Lease. The Guarantor further agrees that this shall remain and continue in full force and effect as to any renewal, change or extension of the Lease. As a further inducement to Owner to make the Lease Owner and Guarantor agree that in any action or proceeding brought by either Owner or the Guarantor against the other on any matters concerning the Lease of this guaranty that owner and this undersigned shall and do waive trial by jury.

                                                                Guarantor

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                     The Real Estate Board of New York, Inc.
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